UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Trinseo S.A.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 19, 2019 TRINSEO S.A. Date: June 19, 2019 Time: 1:00 PM LST You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Envelope # # of # Sequence # 1 OF 2 12 15 0000423527_1 R1.0.1.18 Broadridge Internal Use Only Job # Sequence # See the reverse side of this notice to obtain proxy materials and voting instructions. LOGO Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1234567 1234567 1234567 1234567 1234567 1234567 BROKER HERE Meeting Information Meeting Type: Annual Meeting For holders as of: April 12, 2019 Location: 4 rue du Fort Niedergrunewald, BP 512 Quartier Européen Nord L-2015 Luxembourg B A R C O D E

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE:  Have the information that is printed in the box marked by the arrow (located on the  by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods Only Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. 0000423527_2 R1.0.1.18 Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Internal Use 1. Notice & Proxy Statement2. Annual Report How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 05, 2019 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following proposal(s): 1. To elect four directors, each to serve a term of one year expiring at the 2020 annual general meeting. 6. To ratify the appointment of PricewaterhouseCoopers Société cooperative to be the Company's independent auditor for all statutory accounts required by Luxembourg law for the year ending December 31, 2019. Nominees 1A Frank A. Bozich 1B Philip Martens 7. To ratify the appointment of PricewaterhouseCoopers LLP to be the Company's independent registered public accounting firm for the year ending December 31, 2019. 1C Christopher D. Pappas 1D Stephen M. Zide 8. To approve a new share repurchase authorization to repurchase the Company's shares in an amount determined by the Board of Directors; and The Board of Directors recommends you vote FOR the following proposal(s): 2. To approve, on an advisory basis, the compensation paid by the Company to its named executive officers. 9. To approve an amendment to the Company's Omnibus Incentive Plan. 3. To approve the Company's annual accounts prepared in accordance with accounting principles generally accepted in Luxembourg for the year ended December 31, 2018 and its consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States including a footnote reconciliation of equity and net income to International Financial Reporting Standards for the year ended December 31, 2018. 4. To approve the allocation of the results for the year ended December 31, 2018. 5. To approve the granting and discharge of the Company's directors and auditor for the performance of their respective duties during the year ended December 31, 2018. xxxxxxxxxx Cusip Envelope # # of # Sequence # 0000423527_3 R1.0.1.18 Broadridge Internal Use Only xxxxxxxxxx Job # Sequence # B A R C O D E 23456789012 2 2 2 2 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 Voting items

Voting items Continued

Reserved for Broadridge Internal Control Information

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

0000423527_4 R1.0.1.18

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

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